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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    --------
                                    FORM 8-K

                                    --------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 9, 1997
              (Date of earliest event reported): December 1, 1997



                        MELITA INTERNATIONAL CORPORATION
                (Exact name of Company specified in its charter)



          GEORGIA                               0-22317                             58-1378534
(State or other jurisdiction of          (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)
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                         5051 PEACHTREE CORNERS CIRCLE
                               NORCROSS, GEORGIA                 30092-2500
                    (Address of principal executive offices)     (Zip Code)



                                 (770) 239-4000
               (Company's telephone number, including area code)






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ITEM 5.   OTHER EVENTS

         On December 1, 1997, Melita International Corporation announced its
President and Chief Operating Officer, J. Neil Smith, will leave his position in January 1998 in order to pursue family and other business opportunities.
Until Mr. Smith's successor is appointed, Aleksander Szlam, the Company's
Chairman and Chief Executive Officer, will serve as Chief Operating Officer. The
Company's Board of Directors has engaged the executive search firm of Spencer
Stuart to assist in its search for Mr. Smith's replacement. Mr. Smith will remain as a consultant to the Company and will assist in the search for his replacement.

ITEM 7.   FINANCIAL STATEMENTS & EXHIBITS

          (c) Exhibits:

          Exhibit 99 Press Release

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MELITA INTERNATIONAL CORPORATION



                                       /s/ Dan K. Lowring
                                       ----------------------------------
                                       DAN K. LOWRING
                                       Secretary



Date: December 8, 1997

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                                 EXHIBIT INDEX


Exhibit                                                          Page No.

99                            Press Release                         5

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